Exhibit 10.4

TRADEMARK SECURITY AGREEMENT

This TRADEMARK SECURITY AGREEMENT (this “Trademark Security Agreement”) is made this 10th day of June 2005, among Grantors listed on the signature pages hereof (collectively, jointly and severally, “Grantors” and each individually “Grantor”), and WELLS FARGO FOOTHILL, INC., in its capacity as Agent for the Lender Group and the Bank Product Provider (together with its successors, “Agent”).

WITNESSETH:

WHEREAS, pursuant to that certain Credit Agreement of even date herewith (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among SAVVIS Communications Corporation, a Missouri corporation; as borrower ( “Borrower”), the lenders party thereto as “Lenders” (“Lenders”) and Agent, the Lender Group is willing to make certain financial accommodations available to Borrower pursuant to the terms and conditions thereof; and

WHEREAS, the members of the Lender Group are willing to make the financial accommodations to Borrower as provided for in the Credit Agreement, but only upon the condition, among others, that Grantors shall have executed and delivered to Agent, for the benefit of Lender Group and the Bank Product Provider, that certain Security Agreement dated of even date herewith (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the “Security Agreement”);

WHEREAS, pursuant to the Security Agreement, Grantors are required to execute and deliver to Agent, for the benefit of Lender Group and the Bank Product Provider, this Trademark Security Agreement;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby agrees as follows:

1. DEFINED TERMS. All capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement and/or the Credit Agreement.

2. GRANT OF SECURITY INTEREST IN TRADEMARK COLLATERAL. Each Grantor hereby grants to Agent, for the benefit of the Lender Group and the Bank Product Provider, a continuing first priority security interest in all of such Grantor’s right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired (collectively, the “Trademark Collateral”):

(a) all of its Trademarks and Trademark Intellectual Property Licenses to which it is a party including those referred to on Schedule I hereto;

(b) all reissues, continuations or extensions of the foregoing;

(c) all goodwill of the business connected with the use of, and symbolized by, each Trademark and each Trademark Intellectual Property License; and

(d) all products and proceeds of the foregoing, including, without limitation, any claim by such Grantor against third parties for past, present or future (i) infringement or dilution of any Trademark or any Trademark licensed under any Intellectual Property License or (ii) injury to the goodwill associated with any Trademark or any Trademark licensed under any Intellectual Property License.

3. SECURITY AGREEMENT. The security interests granted pursuant to this Trademark Security Agreement are granted in conjunction with the security interests granted to Agent, for the benefit of the Lender Group and the Bank Product Provider, pursuant to the Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of Agent with respect to the security interest in the Trademark Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

4. AUTHORIZATION TO SUPPLEMENT. If any Grantor shall obtain rights to any new trademarks, the provisions of this Trademark Security Agreement shall automatically apply thereto. Grantors shall give prompt notice in writing to Agent with respect to any such new trademarks or renewal or extension of any trademark registration. Without limiting Grantors’ obligations under this Section 4, Grantors hereby authorize Agent unilaterally to modify this Agreement by amending Schedule I to include any such new trademark rights of Grantors. Notwithstanding the foregoing, no failure to so modify this Trademark Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from Agent’s continuing security interest in all Collateral, whether or not listed on Schedule I.

5. COUNTERPARTS. This Trademark Security Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument. In proving this Trademark Security Agreement or any other Loan Document in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought. Any signatures delivered by a party by facsimile transmission or by e-mail transmission shall be deemed an original signature hereto.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, each Grantor has caused this Trademark Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

SAVVIS COMMUNICATIONS CORPORATION, a Missouri corporation

By:	/s/ Grier C. Raclin

Name:	Grier C. Raclin
Title:	Secretary

ACCEPTED AND ACKNOWLEDGED BY:

WELLS FARGO FOOTHILL, INC., as Agent

By:	/s/ Phyliss Hasen

Name:	Phyliss Hasen
Title:	Senior Vice President

Signature Page to Trademark Security Agreement

Schedule I

Trademarks and Trademark Intellectual Property Licenses

1.	Trademarks

Trademark	Case Number/ Country	Application Number/Date	Registration Number/ Date	Status/ Intern. Class	Owner
Digital Island and Design	027078.00008 United States	76/016691 Apr 1, 2000	2524334 Jan 1, 2002	Registered 09, 38, 39, 42	Borrower

Exodus	027078.00009 United States	75/391548 Nov 17, 1997	2289845 Dec 7, 1999	Registered 42	Borrower

Exodus and Design	027078.00010 United States	75/611555 Dec 21, 1998	2486578 Sep 11, 2001	Registered 38, 42	Borrower

Exodus Communications	027078.00011 United States	74/643549 Mar 8, 1995	2371376 Jul 25, 2000	Registered 38	Borrower

Footprint	027078.00012 United States	75/536002 Aug 13, 1998	2348162 May 9, 2000	Registered 38	Borrower

Footprint Manager	027078.00013 United States	75/536003 Aug 13, 1998	2404656 Nov 14, 2000	Registered 09	Borrower

Miscellaneous Design	027078.A19 United States	76/016688 Apr 1, 2000	2511927 Nov 27, 2001	Registered 09, 38, 39, 42	Borrower

Sandpiper	027078.00019 United States	75/536252 Aug 13, 1998	2495272 Oct 9, 2001	Registered 09, 38	Borrower

Sandpiper Networks	027078.00020 United States	75/536004 Aug 13, 1998	2348163 May 9, 2000	Registered 38	Borrower

Traceware	027078.A27 United States	75/578475 Oct 28, 1998	2432671 Mar 6, 2001	Registered 09, 42	Borrower

Digital Island	027078.A1 Australia	787926 Mar 10, 1999	787926 Mar 10, 1999	Registered 38, 42	Borrower

Digital Island	027078.A2 Benelux	899974 Aug 27, 1997	627765 Aug 22, 1997	Registered 35, 38, 42	Borrower

Digital Island	027078.A4 Canada	854891 Aug 29, 1997	TMA531443 Aug 18, 2000	Registered 38, 42	Borrower

Digital Island	027078.A5 China (People’s Republic)	Dec 3, 1997	1272262 May 7, 1999	Registered 42	Borrower

Digital Island	027078.A6 European Community	000611830 Aug 22, 1997	000611830 Mar 24, 2000	Registered 38, 42	Borrower

Digital Island	027078.A7 France	97/692686 Aug 26, 1997	97/692686 Aug 26, 1997	Registered 35, 38, 42	Borrower

Digital Island	027078.A8 Germany	397407467 Aug 26, 1997	39740746 Sep 7, 2000	Registered 38, 42	Borrower

Digital Island	027078.00026 Hong Kong	199712364 Aug 28, 1997	1999B14489 Nov 22, 1999	Registered 42	Borrower

Digital Island	027078.A11 Israel	12644 Mar 15, 1999	126499 Mar 15, 1999	Registered 42	Borrower

Digital Island	027078.A10 Italy	MI97C007851 Aug 19, 1997	00810989 Aug 26, 2000	Registered 38, 42	Borrower

Digital Island	027078.A12 Japan	H09-155677 Sep 5, 1997	4422960 Oct 6, 2000	Registered 38, 42	Borrower

Digital Island	027078.A18 Korea, Republic of	12415/97 Sep 2, 1997	53258 Feb 10, 1999	Registered XX 106 (Korean)	Borrower

Digital Island	027078.A19 Korea, Republic of	12415/97 Sep 2, 1997	49296 Nov 10, 1998	Registered XX 112(Korean)	Borrower

Digital Island	027078.A13 Mexico	388756 Aug 26, 1999	633920 Aug 26, 1999	Registered 38	Borrower

Digital Island	027078.A14 Mexico	388757 Aug 26, 1999	628317 Aug 26, 1999	Registered 42	Borrower

Digital Island	027078.A16 Singapore	T97/10653I Aug 30, 1997	T97/10653I Aug 30, 1997	Registered 38	Borrower

Digital Island	027078.A17 Singapore	T97/10654G Aug 30, 1997	T97/10654G Aug 30, 1997	Registered 42	Borrower

Digital Island	027078.A21 United Kingdom	2142965 Aug 22, 1997	2142965 Sep 4, 1998	Registered 38, 42	Borrower

Digital Island and Design	027078.A11 Chile	515379 Jan 22, 2001	635510 Jul 8, 2002	Registered 09	Borrower

Digital Island and Design	027078.A12 Chile	515380 Jan 22, 2001	635514 Jul 8, 2002	Registered 09	Borrower

Exodus Communications	027078.00000 India		929526 Jun 2, 2000	Registered 09	Borrower

Footprint	027078.00041.TR.001 Canada	1097885 Mar 29, 2001	TMA628228 Dec 13, 2004	Registered	Borrower

Footprint	027078.A7 China	2001002396 Jan 2, 2001	1714122 Feb 14, 2002	Registered 09	Borrower

Footprint	027078.A8 China	2001002397 Jan 2, 2001	1739878 Mar 28, 2002	Registered 09, 38, 42	Borrower

Footprint	027078.A7 European Community	2150902 Mar 27, 2001	2150902 Apr 24, 2002	Registered 09, 38, 42	Borrower

Footprint	027078.00025 Hong Kong	200105397 Apr 4, 2001	300241596 Apr 4, 2003	Registered 09	Borrower

Footprint	027078.A3 Hong Kong	20015398 Apr 4, 2001	300241587 Apr 4, 2003	Registered 38	Borrower

Footprint	027078.A1 Japan	2001-27959 Apr 4, 2001	4634166 Jan 10, 2003	Registered 09, 38	Borrower

Traceware	027078.A22 Benelux	938603 May 20, 1999	668621 May 20, 1999	Registered 09, 35, 38, 42	Borrower

Traceware	027078.A42 Japan	H11-048311 May 31, 1999	4641499 Jan 31, 2003	Registered 09, 42	Borrower

Traceware	027078.A26 United Kingdom	2197828 May 19, 1999	2197828 Jul 7, 2000	Registered 09, 42	Borrower

Business Ready Hosting	02707800074 USA	78/290497 Aug 21, 2003		Pending	Borrower

Digital Island	027078.A3 Brazil	820208094 Sep 3, 1997		Pending 42	Borrower

Digital Island	027078.A15 Russian Federation	99703298 Mar 15, 1999		Pending 09, 35, 38, 42	Borrower

Traceware	027078.A23 Germany	39929157.1 May 20, 1999		Pending 09, 42	Borrower

Traceware	027078.A25 Switzerland	04718/1999 May 21, 1999		Pending 09, 42	Borrower

Digital Island	027078A1 Australia	787926 Mar 10, 1999	787926 Mar 10, 1999	Registered 38, 42	Borrower

Digital Island	027078.A2 Benelux	899974 Aug 27, 1997	627765 Aug 27, 1997	Registered 35, 38, 42	Borrower

Digital Island	027078.A3 Brazil	820208094 Sep 3, 1997		Pending 42	Borrower

IFAS	USA	78/276833 Jul 21, 2003		Published 38, 42	Borrower

Intelligent IP Networking for Dynamic Companies	USA	76/130150 Sep 15, 2000	2500174 Oct 23, 2001	Registered 38	Borrower

Proconnect	USA	75/816511 Oct 6, 1999	2452623 May 22, 2001	Registered 38	Borrower

Prolink	USA	75/816915 Oct 6, 1999	2364749 Jul 4, 2000	Registered 38	Borrower

Promanaged	USA	75/816755 Oct 6, 1999	2421038 Jan 16, 2001	Registered 38	Borrower

Promanaged Plus	USA	75/816753 Oct 6, 1999	2421036 Jan 16, 2001	Registered 38	Borrower

Prosecure	USA	75/816560 Oct 6, 1999	2421035 Jan 16, 2001	Registered 42	Borrower

SAVVIS	USA	75/816754 Oct 6, 1999	2421037 Jan 16, 2001	Registered 38	Borrower

SAVVIS Communications	USA	75/204404 Nov 26, 1996	2148947 Apr 7, 1998	Registered 38	Borrower

The Network that Powers Wall Street	USA	78/112647 Mar 5, 2002	2757570 Aug 26, 2003	Registered 38	Borrower

Trust the Network that Powers Wall Street to Empower Your Business	USA	78/156212 Aug 21, 2002	2719511 May 27, 2003	Registered 38	Borrower

When “Good Enough” is not Enough	USA	78/273893 Jul 14, 2003		Pending 38, 42	Borrower

When “Good Enough” is Not Enough…There’s SAVVIS	USA	78/205360 Jan 21, 2003	2907240 Nov 30, 2004	Registered 38, 42	Borrower

SAVVIS	Argentina	2,233,944 Aug 10, 1999	1,810,829 Nov 16, 2000	Registered	Borrower

SAVVIS	Austria	AM 4944/99 Aug 9, 1999	n/a	Abandoned	Borrower

SAVVIS	Australia	805747 Aug 1, 1999	805747 Sep 1, 1999	Registered	Borrower

SAVVIS	Bahamas	n/a	n/a	Not filed	Borrower

SAVVIS	Benelux (Belgium, Netherlands, Luxembourg)	944192 Aug 13, 1999	944,192 Aug 13, 1999	Registered	Borrower

SAVVIS	Bermuda	TMA 31093 Sep 28, 1999	n/a	Abandoned on 3/24/01	Borrower

SAVVIS	Brazil	821,734,032 Oct 20, 1999	n/a	Abandoned	Borrower

SAVVIS	Canada	1025143 Aug 9, 1999	TMA593797 Nov 3, 2003	Registered	Borrower

SAVVIS	Cayman Islands	Same as UK Reg.	2205574	Withdrawn	Borrower

SAVVIS	Chile	462,343 Sep 28, 1999	562,134 Feb 23, 2000	Registered	Borrower

SAVVIS	China	9900126680 Oct 26, 1999	1475715 Nov 14, 2000	Registered	Borrower

SAVVIS	Columbia	99-055,381 Sep 2, 1999	251019 Jul 28, 2000	Registered	Borrower

SAVVIS	Denmark	VA 1999 03241 Aug 10, 1999	VR 200002409 Jun 2, 2000	Registered	Borrower

SAVVIS	Finland	T199902524 Aug 13, 1999	218769 Sep 29, 2000	Registered	Borrower

SAVVIS	France	99 807 353 Aug 10, 1999	99 807 353 Aug 10, 1999	Registered	Borrower

SAVVIS	Germany	399 48 151.6/38 Aug 11, 1999	399 48 151 Feb 24, 2000	Registered	Borrower

SAVVIS	Greece	142742 Dec 27, 1999	142742 Jul 17, 2001	Registered	Borrower

SAVVIS	Hong Kong	12015/99 Sep 2, 1999	6116/200 Sep 22, 1999	Registered	Borrower

SAVVIS (Cl. 16)	India	875438 Sep 8, 1999		OA Response pending (Descriptive, LOC)	Borrower

SAVVIS (Cl. 38)	India	Aug 9, 2004		OA Response pending (Descriptive)	Borrower

SAVVIS	Indonesia	J99 14299 Aug 10, 1999	462586 Jan 17, 2002	Registered	Borrower

SAVVIS	Ireland	99/2711 Sep 9, 1999	215344 Aug 9, 1999	Registered	Borrower

SAVVIS	Italy	RM 99 004138 Sep 18, 1999	892,142 May 20, 2003	Registered	Borrower

SAVVIS	Japan	78023/1999 Sep 24, 1999	4468427 Apr 20, 2001	Registered	Borrower

SAVVIS	Korea (South)	99-11609 Aug 11, 1999	63964 Oct 13, 2000	Registered	Borrower

SAVVIS	Malaysia	99/09513 Sep 27, 1999	9909513 Sep 27, 1999	Registered	Borrower

SAVVIS	Mexico	387764 Aug 19, 1999		Office Action Response Pending (LOC w/SAVVY) Request Consent if Necessary	Borrower

SAVVIS	New Zealand	314238 Aug 6, 1999	314238 Aug 11, 1999	Registered	Borrower

SAVVIS	Norway	99,07982 Aug 10, 1999	212,105 Dec 6, 2001	Registered	Borrower

SAVVIS	Oman	20718 Aug 22, 1999		Office Action Response pending 6/1/03	Borrower

SAVVIS	Panama	104756 Jan 7, 2000	104756 Jan 23, 2001	Registered	Borrower

SAVVIS	Peru	90061 Aug 26, 1999	20335 Feb 14, 2000	Registered	Borrower

SAVVIS	Philippines	4-1999-0005760 Aug 10, 1999	n/a	Abandoned	Borrower

SAVVIS (Refile)	Philippines	4-2003-0000653 Jan 24, 2002		• Awaiting 1st OA	Borrower

SAVVIS	Portugal	346732R May 22, 2000	346,732 Jun 18, 2001	Registered	Borrower

SAVVIS	Qatar	21227 Aug 22, 1999		Power of Attorney to FA 11/19/00 Awaiting 1st OA	Borrower

SAVVIS	Saudi Arabia	62338 Jan 30, 2000	n/a	Abandoned	Borrower

SAVVIS	Singapore	T99/08532F Aug 11, 1999	T99/08532F Aug 11, 1999	Registered	Borrower

SAVVIS	South Africa	09914532 Aug 11, 1999	99/14532 Aug 11, 1999	Registered	Borrower

SAVVIS	Spain	30013 Nov 4, 1999	2268139 May 5, 2000	Registered	Borrower

SAVVIS	Sweden	99-05605 Aug 11, 1999	348472 Sep 7, 2001	Registered	Borrower

SAVVIS	Switzerland	07169/1999 Aug 10, 1999	444,337 Aug 10, 1999	Registered	Borrower

SAVVIS	Taiwan	88244000 Sep 3, 1999	130192 Oct 1, 2000	Registered	Borrower

SAVVIS	Thailand	399301 Sep 28, 1999	399301 Sep 28, 1999	Registered	Borrower

SAVVIS	Trinidad & Tobago	30013 Oct 11, 1999	30013 Jun 15, 2000	Registered	Borrower

SAVVIS	UAE	35012 Feb 14, 2000	27231 Jan 20, 2001	Registered	Borrower

SAVVIS	United Kingdom	2205574 Aug 12, 1999	2205574 Aug 12, 1999	Registered	Borrower

SAVVIS	Venezuela	2000-005288 Mar 30, 2000	S-015744 Nov 22, 2000	Registration Fee Paid	Borrower

! (design)	United States		2073528 Jun 24, 1997	Registered 38	Borrower

! (design)	Australia		753161 Jan 21, 1998	Registered 38	Borrower

! (design) (Color is a feature of the Mark)	Canada		—	—	Borrower

! (design)	Canada		TMA497523 Jul 21, 1998	Registered	Borrower

! (design) (in color)	China		1372462 Mar 7, 2000	Registered 38	Borrower

! (design)	Egypt		112422 Jan 25, 1998	Registered 42	Borrower

! (design)	European Community		000664110 Aug 23, 1999	Registered 38	Borrower

! (design)	Israel		117974 Feb 23, 1999	Registered 42	Borrower

! (design)	Japan		4322967 Oct 8, 1999	Registered 38	Borrower

! (design)	Liechtenstein		10656 Jun 10, 1998	Registered 38	Borrower

! (design)	Mexico	565847 Nov 28, 1997	Registered 38	Borrower

! (design)	New Zealand	287889 Oct 24, 1997	Registered 38	Borrower

! (design)	Norway	191764 Jul 30, 1998	Registered 38, 42	Borrower

! (design)	Poland	134775 Jan 26, 1998	Registered 38	Borrower

! (design)	North Korea	9679 Aug 26, 1998	Registered 38	Borrower

! (design)	Romania	34769 Mar 6, 1998	Registered 38	Borrower

! (design)	Russian Federation	177064 Jan 23, 1998	Registered 38	Borrower

! (design)	Saudi Arabia	483/60 Jun 17, 1998	Registered 42	Borrower

! (design)	South Africa	98/1204 Jan 30, 1998	Registered 38	Borrower

! (design)	United Arab Emirates	22845 May 20, 1998	Registered 38	Borrower

WAM!BASE	United States	2147154 Mar 31, 1998	Registered 39	Borrower

WAM!BASE	Australia	753163 Jan 21, 1998	Registered 35	Borrower

WAM!BASE	Canada	TMA523073 Feb 15, 2000	Registered	Borrower

WAM!BASE (in Chinese Characters)	China	1292268 Jul 7, 1999	Registered 42	Borrower

WAM!BASE	China	1292270 Jul 7, 1999	Registered 42	Borrower

WAM!BASE	South Korea	52745 Jan 27, 1999	Registered 112 (Korean Class)	Borrower

WAM!BASE	Egypt (in Arabic)	112426 Jan 25, 1998	Registered 42	Borrower

WAM!BASE	Egypt	112424 Jan 25, 1998	Registered 42	Borrower

WAM!BASE	European Community	000664136 Dec 17, 1999	Registered 42	Borrower

WAM!BASE	Israel	117633 May 6, 1999	Registered 42	Borrower

WAM!BASE	Japan	4423186 Oct 6, 2000	Registered 35	Borrower

WAM!BASE	Liechtenstein	10653 Jun 10, 1998	Registered 42	Borrower

WAM!BASE	Mexico	566817 Dec 15, 1997	Registered 42	Borrower

WAM!BASE	New Zealand	287895 Oct 22, 1997	Registered 42	Borrower

WAM!BASE	Norway	191763 Jul 30, 1998	Registered 35, 38, 42	Borrower

WAM!BASE	Poland	134963 Mar 11, 2003	Registered 38	Borrower

WAM!BASE	North Korea	9678 Aug 26, 1998	Registered 38	Borrower

WAM!BASE	Romania	35264 Mar 6, 1998	Registered 38	Borrower

WAM!BASE	Russian Federation	190323 Jun 28, 2000	Registered 42	Borrower

WAM!BASE (in Arabic)	Saudi Arabia	471/20 Jun 18, 1998	Registered 42	Borrower

WAM!BASE	Saudi Arabia	467/91 Jun 17, 1998	Registered 42	Borrower

WAM!BASE	South Africa	98/1205 Nov 5, 2001	Registered 38	Borrower

WAM!BASE	Switzerland	474586 Jul 27, 2000	Registered 35	Borrower

WAM!BASE (in Arabic)	United Arab Emirates	22023 May 20, 1998	Registered 42	Borrower

WAM!BASE	United Arab Emirates	26620 May 20, 1998	Registered 42	Borrower

WAM!NET	United States	2024019 Dec 17, 1996	Registered 38	Borrower

WAM!NET	Australia	753160 Jan 21, 1998	Registered 38	Borrower

WAM!NET	Canada	TMA497425 Jul 20, 1998	Registered	Borrower

WAM!NET (in Chinese Characters)	China	1277448 May 21, 1999	Registered 38	Borrower

WAM!NET	China	1299823 Jul 28, 1999	Registered 38	Borrower

WAM!NET	South Korea	52310 Jan 20, 1999	Registered 112 (Korean Class)	Borrower

WAM!NET	Egypt	112420 Jan 25, 1998	Registered 38	Borrower

WAM!NET (in Arabic)	Egypt	112421 May 26, 2002	Registered 42	Borrower

WAM!NET	European Community	000346759 Mar 1, 1999	Registered 9, 38, 42	Borrower

WAM!NET	Israel	117634 Jun 7, 1999	Registered 42	Borrower

WAM!NET	Israel	117631 Jun 7, 1999	Registered 9	Borrower

WAM!NET	Japan	4378525 Apr 21, 2000	Registered 38	Borrower

WAM!NET	Liechtenstein	10654 Jun 10, 1998	Registered 38	Borrower

WAM!NET	Mexico	541389 Jan 31, 1997	Registered 38	Borrower

WAM!NET	New Zealand	287896 Feb 4, 1998	Registered 38	Borrower

WAM!NET	New Zealand	288016 Feb 4, 1998	Registered 9	Borrower

WAM!NET	Norway	191761 Jul 30, 1998	Registered 38, 42	Borrower

WAM!NET	Poland	134777 Jan 26, 1998	Registered 38	Borrower

WAM!NET	North Korea	9680 Aug 26, 1998	Registered 38	Borrower

WAM!NET	Romania	35262 Mar 6, 1998	Registered 38	Borrower

WAM!NET	Russian Federation	185370 Mar 3, 2001	Registered 38	Borrower

WAM!NET (in Arabic)	Saudi Arabia	471/16 Jun 18, 1998	Registered 42	Borrower

WAM!NET	Saudi Arabia	471/17 Jun 18, 1998	Registered 42	Borrower

WAM!NET	South Africa	98/1202 Jan 30, 1998	Registered 38	Borrower

WAM!NET	Switzerland	466385 Nov 4, 1999	Registered 38	Borrower

WAM!PROOF	United States	2024112 Dec 17, 1996	Registered 38	Borrower

WAM!PROOF	Australia	753162 Jan 21, 1998	Registered 38	Borrower

WAM!PROOF	Canada	TMA497449 Jul 20, 1998	Registered	Borrower

WAM!PROOF	China	1277449 May 21, 1999	Registered 38	Borrower

WAM!PROOF (in Chinese Characters)	China	1277447 May 21, 1999	Registered 38	Borrower

WAM!PROOF	South Korea	52744 Jan 27, 1999	Registered 112 (Korean Class)	Borrower

WAM!PROOF	Egypt	112425 Jan 25, 1998	Registered 42	Borrower

WAM!PROOF (in Arabic)	Egypt	112423 Jan 25, 1998	Registered 42	Borrower

WAM!PROOF	European Community	000664086 Feb 22, 1999	Registered 38	Borrower

WAM!PROOF	Israel	117632 Feb 7, 1999	Registered 42	Borrower

WAM!PROOF	Japan	4322968 Oct 8, 1999	Registered 38	Borrower

WAM!PROOF	Liechtenstein	10655 Jun 10, 1998	Registered 38	Borrower

WAM!PROOF	Mexico	566818 Dec 15, 1997	Registered 38	Borrower

WAM!PROOF	New Zealand	287894 Oct 22, 1997	Registered 38	Borrower

WAM!PROOF	Norway	191762 Jul 30, 1998	Registered 35, 38, 42	Borrower

WAM!PROOF	Poland	134774 Jan 26, 1998	Registered 38	Borrower

WAM!PROOF	North Korea	9677 Aug 26, 1998	Registered 38	Borrower

WAM!PROOF	Romania	35263 Mar 6, 1998	Registered 38	Borrower

WAM!PROOF	Russian Federation	178753 Jan 23, 1998	Registered 38	Borrower

WAM!PROOF (in Arabic)	Saudi Arabia	471/19 Jun 18, 1998	Registered 42	Borrower

WAM!PROOF	Saudi Arabia	471/18 Apr 5, 1999	Registered 42	Borrower

WAM!PROOF	South Africa	98/1203 Jan 30, 1998	Registered 38	Borrower

WAM!PROOF	Switzerland	466384 Nov 4, 1999	Registered 38	Borrower

WAM!PROOF (in Arabic)	United Arab Emirates	—	38	Borrower

WAM!PROOF	United Arab Emirates	—	38	Borrower

2.	Trademark Intellectual Property Licenses

None.